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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 30, 2003

                                   AETNA INC.
                                   ----------

             (Exact name of registrant as specified in its charter)

        Pennsylvania                     1-16095                 23-2229683
----------------------------     -----------------------      ----------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

  151 Farmington Avenue
  Hartford, Connecticut                                               06156
  ----------------------------------------------------------------------------
  (Address of principal executive offices)                          (Zip Code)

                                 (860) 273-0123
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. 99.1  Press Release of Aetna Inc. dated July 30, 2003.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 30, 2003, Aetna Inc. ("Aetna") issued a press release announcing results for the quarter ended June 30, 2003. The press release is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AETNA INC.

     Date: July 30, 2003                     BY: /s/ Ronald M. Olejniczak
                                             ----------------------------
                                             Name: Ronald M. Olejniczak
                                             Title: Vice President and
                                             Controller

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                                  EXHIBIT INDEX

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Exhibit No.                                                  Description
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
Exhibit 99.1                                Press Release of Aetna Inc. dated July 30, 2003
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